                                                                    EXHIBIT 10.r

                      FIRST AMENDMENT TO CREDIT AGREEMENT


          FIRST AMENDMENT, dated as of May 31, 1995 (this "Amendment"), to the Credit Agreement referred to below by and among C.I.S., Inc., an Oklahoma corporation ("CIS, Inc."), and Hospital Billing Analysis, Inc., a California corporation ("HBA", and together with CIS, Inc., collectively, "Borrowers"), C.I.S. Technologies, Inc., a Delaware corporation ("Parent"), and General Electric Capital Corporation, a corporation organized under the banking laws of the State of New York ("Lender"), and acknowledged and consented to by AMSC, Inc., a Florida corporation ("AMSC"), and the Parent in its capacity as a guarantor.

                              W I T N E S S E T H

          WHEREAS, Borrowers, Parent and Lender are parties to that certain Credit Agreement, dated as of October 15, 1994 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement");

          WHEREAS, Parent has executed and delivered a Guaranty dated as of October 15, 1994 in favor of Lender (the "Parent Guaranty");

          WHEREAS, AMSC has executed and delivered a Guaranty dated as of November 26, 1994 in favor of Lender (the "Subsidiary Guaranty");

          WHEREAS, pursuant to that certain Stock Purchase and Sale Agreement, dated May 11, 1995, among First Financial Management Corporation, a Georgia corporation ("FFMC"), MicroBilt Corporation, a Georgia corporation wholly owned by FFMC ("MicroBilt"), and Parent, Parent is acquiring (the "HCCI Acquisition") from MicroBilt all of the issued and outstanding capital stock of Hospital Cost Consultants, Inc., a California corporation ("HCCI");

          WHEREAS, in connection with the HCCI Acquisition, Borrowers and Parent have requested that Lender agree to amend certain provisions of the Credit Agreement;

          WHEREAS, Borrowers, Parent and Lender have agreed to amend the Credit Agreement in the manner, and on the terms and conditions, provided for herein;

          WHEREAS, Parent, in its capacity as a guarantor, has also consented to the amendments provided for herein and has agreed to confirm its obligations under the Parent Guaranty; and

          WHEREAS, AMSC has consented to the amendments provided for herein and has agreed to confirm its obligations under the Subsidiary Guaranty;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrowers, Parent and Lender hereby agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement after giving effect to this Agreement.

          2. Amendment to Section 5.10 of the Credit Agreement. Section 5.10 of the Credit Agreement is hereby amended by inserting at the end of such Section the following new sentence:

          "Notwithstanding the foregoing, prior to the FFMC Note Maturity Date
          (a) HCCI shall be permitted to be subject to Section 8.13 of the Stock Purchase Agreement and (b) HCCI may enter into and perform its obligations under the FFMC Security Agreement."

          3. Amendment to Section 6.3 of the Credit Agreement. Section 6.3 of the Credit Agreement is hereby amended by deleting in its entirety the portion of such Section contained after the reference to "Schedule 6.3" therein and inserting in lieu thereof the following:

          "; (e) the Acquisition Notes; (f) the FFMC Note; (g) Indebtedness (other than the FFMC Note) assumed in connection with Permitted Acquisitions, including Indebtedness (other than the FFMC Note) of any Acquired Subsidiary, in a maximum aggregate amount outstanding not to exceed $500,000 outstanding at any time; (h) until the FFMC Note Maturity Date, the FFMC Guarantee; and (i) unsecured subordinated Indebtedness of Parent or HCCI constituting a renewal, extension, refinancing or refunding of the FFMC Note, (i) for a principal amount outstanding not in excess of

          $5,000,000, (ii) the payment of the principal of and interest on which and other obligations of any Loan Party in respect thereof are subordinated in a manner acceptable to Lender to the prior payment in full of the Obligations, (iii) which is not secured by a Lien on any property or assets of any Loan Party or any Subsidiary thereof, (iv) which has a final maturity date after April 30, 1998, and (v) otherwise having terms and conditions satisfactory in form and substance to Lender."

          4. Amendment to Section 6.4 of the Credit Agreement. Section 6.4 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                    "6.4 Affiliate Transactions. Except as otherwise expressly permitted hereunder, no Loan Party shall enter into any lending, borrowing or other commercial transaction with any of its Subsidiaries or Affiliates, including payment of any management, consulting, advisory or similar fee provided that such Loan Parties may make: (i) intercompany advances by any Loan Party ("Lender Loan Party") to another Loan Party at any time not in excess of $100,000 (net of any intercompany loans made to such Lender Loan Party by such Loan Party) in the aggregate for all Loan Parties; (ii) intercompany advances by Borrowers to AMSC not in the aggregate at any time in excess of $1,200,000 (net of any intercompany loans made by AMSC to Borrowers);
          (iii) intercompany advances by any Loan Party (other than a Borrower) to any Borrower; (iv) an advance by Borrowers to Parent in an amount equal to $1,000,000 from proceeds of the Tranche B Loan to be used by Parent in payment of the cash portion of the purchase price for the AMSC Acquisition and an advance by Borrowers to Parent not to exceed $2,000,000 from proceeds of Revolving Credit Advances to be used by Parent in partial payment of the cash portion of the purchase price for HCCI; and (v) redemption of the Parent's common stock from Philip Kurtz in repayment of the loan referred to on Schedule 6.4. Set forth in Schedule 6.4 is a list of all such lending, borrowing or other commercial transactions existing or outstanding as of the Closing Date."

          5. Amendment to Section 6.6 of the Credit Agreement. Section 6.6 of the Credit Agreement is hereby amended by (a) deleting the word "and" where it appears immediately before the parenthetical "(c)" contained therein

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

and (b) adding the following new clauses (d) and (e) at the end thereof to read as follows:

          "; (d) as permitted by clause (h) of Section 6.3; and (e) the indemnities set forth in Section 12.2 of the Stock Purchase Agreement."

          6. Amendment to Section 6.7 of the Credit Agreement. Section 6.7 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

          "6.7 Liens. No Loan Party shall create or permit to exist any Lien on any of its properties or assets except for: (a) presently existing or hereafter created Liens in favor of Lender to secure the Obligations; (b) Permitted Encumbrances; (c) until the FFMC Note Maturity Date, Liens created in favor of FFMC pursuant to the FFMC Pledge Agreement and the FFMC Security Agreement; (d) Liens in favor of the holders of the Acquisition Notes as contemplated by Section
          5.13 pursuant to documentation satisfactory to Lender; and (e) purchase money Liens or purchase money security interests upon or in Equipment acquired by such Loan Party in the ordinary course of business to secure the purchase price of such Equipment or to secure Capital Lease Obligations or Indebtedness permitted under clause (c) of Section 6.3 incurred solely for the purpose of financing the acquisition of such Equipment; provided that no Loan Party shall create or permit any Lien to exist on any of the Collateral (other than Liens described in clauses (a), (b) and (c) above)."

          7. Amendment to Section 6.18 of the Credit Agreement. Section 6.18 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

          "; provided, that (i) until the FFMC Note Maturity Date, HCCI shall be permitted to be a party to the FFMC Security Agreement and Parent shall be permitted to be a party to the FFMC Pledge Agreement and (ii) Parent shall be permitted to be a party to the Stock Purchase Agreement so long as Section 8.13 thereof shall have no force and effect after the FFMC Note Maturity Date."

          8. Amendment to Article 6 of the Credit Agreement. Article 6 of the Credit Agreement is hereby amended by adding the following new Section 6.19 at the end thereof:

          "6.19 Amendments to FFMC Documents. No Loan Party without the prior written consent of Lender shall amend (or permit to be amended) the FFMC Guaranty, the FFMC Pledge Agreement, the FFMC Security Agreement, the FFMC Note, the Stock Purchase Agreement, the Earn Out Agreement to increase the monetary obligations of HCCI thereunder or otherwise adversely affect the interests of Lender, or any other HCCI Acquisition Document."

          9. Amendment to Section 8.1 of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby amended by adding the following new subparagraph
(n) at the end thereof:

          "(n) Without limiting subparagraph (d) above, an "Event of Default" under and as defined in the FFMC Note, or the FFMC Note shall not be indefeasibly paid or refinanced in full in a manner acceptable to the Lender on or prior to the FFMC Note Maturity Date."

          10. Amendment to Annex A to the Credit Agreement. Annex A to the Credit Agreement is hereby amended as of the Amendment Effective Date as follows:

          (a) The following new definitions shall be inserted in the proper alphabetical order:

               "'Accounts Security Agreement' shall mean the Accounts Security Agreement, substantially in the form of Exhibit A to First Amendment, to be made between HCCI and Lender.

               'Earn Out Agreement' shall mean that certain agreement dated May 11, 1995 by and among FFMC, Parent, John A. Booth and each of the parties listed on the signature lines thereto as Shareholders.

               'FFMC' shall mean First Financial Management Corporation, a Georgia corporation.

               'FFMC Guaranty' shall mean that certain Corporate Guaranty made and entered into as of the 31st day of May, 1995 by Parent in favor of FFMC.

               'FFMC Note' shall mean that certain promissory note in the original aggregate

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

          principal amount of $5,000,000 made by HCCI in favor of FFMC.

               'FFMC Note Maturity Date' shall mean the earlier of (i) February 29, 1996, (ii) the final maturity date of the FFMC Note, and (iii) the date on which the FFMC Note is paid in full.

               'FFMC Pledge Agreement' shall mean that certain Stock Pledge Agreement made and entered into as of the 31st day of May, 1995, between Parent and FFMC whereby Parent has pledged in favor of FFMC all of the capital stock of HCCI.

               'FFMC Security Agreement' shall mean that certain Security Agreement dated May 31, 1995 made by HCCI in favor of FFMC, whereby HCCI has granted in favor of FFMC a second priority security interest in HCCI's accounts receivable.

               'First Amendment' shall mean that certain First Amendment, dated as of May 31, 1995, to this Agreement among CIS, Inc., HBA, Parent and Lender.

               'HCCI' shall mean Hospital Cost Consultants, Inc., a California corporation.

               'HCCI Acquisition' shall mean the acquisition by Parent of all the capital stock of HCCI from MicroBilt Corporation pursuant to the Stock Purchase Agreement and the other HCCI Acquisition Documents.

               'HCCI Acquisition Documents' shall mean the Stock Purchase Agreement, the Earn Out Agreement and any other document directly related to the HCCI Acquisition.

               "Intercreditor Agreement' shall mean the Intercreditor Agreement, substantially in the form of Exhibit B to First Amendment, between Lender and FFMC, and consented and agreed to by the Loan Parties.

               'Pledge Agreement' shall mean the Pledge Agreement, substantially in the form of Exhibit C to First Amendment, to be made by Parent in favor of Lender, whereby Parent has granted in favor of Lender a second priority security interest in all of the Stock of HCCI.

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

               'Stock Purchase Agreement' shall mean that certain Stock Purchase and Sale Agreement dated the 11th day of May, 1995 by and among FFMC, MicroBilt Corporation and Parent."

          (b) The definition of "Collateral Documents" shall be amended and restated to read in its entirety as follows:

              "'Collateral Documents' shall mean the Security Agreement, any Subsidiary Security Agreement, the Accounts Security Agreement, the Pledge Agreement, the Intercreditor Agreement, the Concentration Account Agreement, the Lock Box Account Agreements and the Disbursement Account Agreement and all other instruments and agreements now or hereafter securing the whole or any part of the Obligations."

          11. Amendment to Annex B to the Credit Agreement. Annex B to the Credit Agreement is hereby amended by deleting the word "Borrowers" where it appears in Section 1 of such Annex and inserting in lieu thereof the words "Loan Parties".

          12.  Amendment to Schedules 3.2, 3.6, 3.8, 3.9, 3.14, 3.16 and 3.20.
Each of Schedules 3.2, 3.6, 3.8, 3.9, 3.14, 3.16 and 3.20 is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new
Schedule 3.2, 3.6, 3.8, 3.9, 3.14, 3.16 and 3.20, respectively, reading in its entirety as set forth in Exhibit E, F, G, H, I, J and K hereto, respectively.

          13. HCCI Subsidiary Guaranty and Subsidiary Security Agreement. The Parent hereby reconfirms its obligations contained in the last (prior to giving effect to Section 2 of this Amendment) sentence of Section 5.10 of the Credit Agreement, and acknowledges and agrees that on or after the FFMC Note Maturity Date, Lender may require HCCI to deliver a Subsidiary Guaranty and a Subsidiary Security Agreement in favor of Lender. Notwithstanding anything to the contrary contained in such sentence, Lender shall not require HCCI to deliver such Subsidiary Guaranty or Subsidiary Security Agreement prior to the FFMC Note Maturity Date.

          14. Representations and Warranties. To induce Lender to enter into this Amendment, each of the Borrowers and Parent hereby represents and warrants that:

          (a) The execution, delivery and performance by such Loan Party of this Amendment are within such Loan

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

     Party's corporate power and have been duly authorized by all necessary corporate and shareholder action.

          (b) This Amendment has been duly executed and delivered by or on behalf of such Loan Party and AMSC.

          (c) This Amendment constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d) No Default has occurred and is continuing both before and after giving effect to this Amendment, other than prior to giving effect to this Amendment a Default due to the Loan Parties making intercompany advances (which advances did not exceed $1,000,000) to AMSC in an amount in excess of that permitted by Section 6.4 of the Credit Agreement before giving effect to this Amendment.

          (e) No action, claim or proceeding is now pending or, to the knowledge of such Loan Party threatened against any Loan Party (including HCCI) at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators,
     (i) which challenges, to the extent applicable, any Loan Party's (including HCCI's) right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, any HCCI Acquisition Document, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, any HCCI Acquisition Document, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of such Loan Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

          15. No Other Amendments. Except as expressly amended herein, the Credit Agreement shall be unmodified and

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shall continue to be in full force and effect in accordance with its terms.

          16. Expenses. Each of the Borrowers hereby reconfirms its obligations pursuant to Section 10.2 of the Credit Agreement to pay and reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          17. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which in the judgment of the Lender each of the following conditions shall have been either satisfied or waived in writing by Lender:

          (a) Documents. Lender shall have received four original copies of each of the following:

              (i) This Amendment duly executed and delivered by Lender, each of the Borrowers and Parent and consented and agreed to by AMSC and Parent in its capacity as a guarantor.

              (ii) The Accounts Security Agreement fully executed by HCCI together with one set of acknowledgement copies of proper Financing Statements (Form UCC-1) (the "Financing Statements") for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of Lender, desirable to perfect the Lien created by the Accounts Security Agreement.

              (iii) The Pledge Agreement duly executed by Parent together with delivery to FFMC on behalf of Lender pursuant to the terms of the Intercreditor Agreement of (A) certificates or other evidence of ownership representing the Pledged Shares (as defined in the Pledge Agreement) and appropriate undated stock powers executed in blank and
           (B) evidence that all action necessary or, in the opinion of and at the request of Lender, desirable to perfect and protect the security interests created by the Pledge Agreement has been taken.

               (iv) The Intercreditor Agreement duly executed by Lender and FFMC and acknowledged and consented to by Parent, each of the Borrowers, AMSC and HCCI.

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

                 (v) A Joinder Agreement (the "Joinder Agreement"), substantially in the form of Exhibit D hereto, executed by Liberty Bank and Trust Company of Tulsa, National Association, Parent, Borrowers, AMSC and HCCI, whereby, among other things, AMSC and HCCI shall become parties to the Lock Box Account Agreement and the Concentration Account Agreement.

                 (vi) A favorable opinion of Pray, Walker, Jackman, Williamson & Marlar, counsel to the Loan Parties, in form and substance satisfactory to Lender.

          (b) Other Evidence of Filing and Perfection. Lender shall have received certified copies of Requests for Information (Form UCC-11), or other evidence satisfactory to Lender, listing the Financing Statements referred to in paragraph (a)(ii) and all other effective financing statements which name HCCI as debtor and which are filed in the jurisdictions referred to in paragraph (a)(ii) above, together with copies of such other financing statements (none of which (other than financing statements acceptable to Lender relating to the security interest granted in favor of FFMC pursuant to the FFMC Security Agreement) shall cover the Collateral purported to be covered by the Accounts Security Agreement).

          (c) Board Resolutions. Lender shall have received a certificate of the Secretary or an Assistant Secretary of (i) Parent certifying (A) the resolutions adopted by the Board of Directors of Parent approving this Amendment, the Pledge Agreement, the Intercreditor Agreement, the HCCI Acquisition, the Joinder Agreement, and the transactions contemplated hereby and thereby and (B) all documents, if any, evidencing other necessary corporate action by Parent and required governmental and third party approvals with respect to this Amendment, the Pledge Agreement, the Joinder Agreement and the Intercreditor Agreement, (ii) each Borrower certifying (A) the resolutions adopted by the Board of Directors of such Borrower approving this Amendment, the Joinder Agreement and the Intercreditor Agreement and the transactions contemplated hereby and thereby and (B) all documents evidencing other necessary corporate action by such Borrower and required governmental and third party approvals with respect to this Amendment, the Joinder Agreement and the Intercreditor Agreement, (iii) HCCI certifying (A) the resolutions adopted by the Board of Directors of HCCI approving the Intercreditor Agreement, the

     Accounts Security Agreement, the Joinder Agreement and the transactions contemplated thereby, (B) all documents, if any, evidencing other necessary corporate action by HCCI and required governmental and third party approvals with respect to the Accounts Security Agreement, the Joinder Agreement and the Intercreditor Agreement and (C) the names and true signatures of the authorized officers of HCCI, and (iv) AMSC certifying (A) the resolutions adopted by the Board of Directors of AMSC approving the Joinder Agreement and (B) all documents, if any, evidencing other necessary corporate action by AMSC and required governmental and third party approvals with respect to the Joinder Agreement.

         (d) Articles of Incorporation; By-Laws and Good Standing Certificates of HCCI. Lender shall have received each of the following documents:

               (i) the certificate of incorporation of HCCI and of its Subsidiaries as in effect on the Amendment Effective Date, certified by the Secretary of State or other appropriate authority of the State or country of its incorporation as of a recent date, and the by-laws of HCCI and each of its Subsidiaries as in effect on the Amendment Effective Date, certified by the Secretary, Assistant Secretary or other appropriate officer or director of HCCI and each of its Subsidiaries; and

                (ii) a good standing certificate for HCCI and each of its Subsidiaries from the Secretary of State or other appropriate authority of the State or country of its incorporation as of a recent date.

          (e) Consummation of HCCI Acquisition. Lender shall have received evidence satisfactory to it that the HCCI Acquisition shall have been consummated in a manner satisfactory to Lender and Lender shall have received copies of the FFMC Note, the FFMC Guaranty, the FFMC Pledge Agreement, the FFMC Security Agreement, the Stock Purchase Agreement, the Earn Out Agreement and any other HCCI Acquisition Document, together with all certificates, opinions, instruments and other documents relating thereto, all of which shall be satisfactory to Lender in its discretion, certified by an authorized officer of Parent as true, correct and complete copies thereof. Without limiting the foregoing, it is understood that
     Section 8.13 of the Stock Purchase Agreement shall be amended in a manner satisfactory to Lender.

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

           (f) Payment of Expenses. Borrowers shall have paid to Lender all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses and the amendment fee referred to in
     Section 18 hereof).

           (g) Representations and Warranties. Lender shall have received a certificate of the Secretary or an Assistant Secretary of Parent certifying that all representations and warranties of or on behalf of the Loan Parties in this Amendment and all the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (both before and after giving effect to this Amendment) and on and as of the date that the other conditions precedent in this Section 17 have been satisfied.

          18. Amendment Fee. Each of the Borrowers jointly and severally agrees to pay to Lender, for the account of Lender, a non refundable amendment fee in an amount equal to $5,000, payable on the Amendment Effective Date.

          19. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          20. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                       Borrowers:

                       C.I.S., INC.


                       By /s/ Richard V. Souders
                          ----------------------
                          Name: Richard Souders
                          Title:SR. Vice President

                       HOSPITAL BILLING ANALYSIS, INC.


                       By /s/ Phillip D. Kurtz
                          --------------------
                          Name: Phillip D. Kurtz
                          Title:Vice President

                       Parent:

                       C.I.S. TECHNOLOGIES, INC.


                       By /s/ Richard V. Souders
                          ----------------------
                          Name: Richard Souders
                          Title:SR. Vice President

                       Lender:

                       GENERAL ELECTRIC CAPITAL
                     CORPORATION


                       By /s/ Dan Pengue
                          -----------------------
                          Name:
                          Title:

Each of the undersigned guarantors (i)
acknowledges and consents to each
of the amendments to the Credit
Agreement effected by this Amendment,
and (ii) hereby confirms and agrees that its obligations under the Parent
Guaranty or the Subsidiary Guaranty, as
the case may be, shall continue without
any diminution thereof and shall remain
in full force and effect on and after
the effectiveness of this Amendment.

Acknowledged, consented and agreed to as of this May 31, 1995.

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

Guarantors:

C.I.S. TECHNOLOGIES, INC.


By /s/ Richard V. Souders
   -------------------------
   Name:  Richard Souders
   Title: SR. Vice President


AMSC, INC.


By /s/ Richard A. Evans
   -------------------------
   Name:  Richard A. Evans
   Title: Vice President




            THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.




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

Exhibits A through D of the First Amendment to Credit Agreement have been deleted because they are substantially similar to documents filed herewith as separate material contracts. Exhibits E through K and all schedules related to the amendment have been omitted as immaterial.

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